Exhibit 99(b)


                               SHARE EXCHANGE AGREEMENT
                               ------------------------


                       SHARE EXCHANGE AGREEMENT ("Agreement"), dated as

             of April 12, 1995 among Metromedia Company, a Delaware

             general partnership ("Metromedia"), Met Telcell, Inc., a

             Delaware corporation ("Met Telcell"), Met International

             Inc., a Delaware corporation ("Met International"),

             MetProductions, Inc., a Delaware corporation

             ("MetProductions"), John W. Kluge ("Kluge") and Anita H.

             Subotnick and Stuart Subotnick, as joint tenants

             ("Subotnick" and together with Metromedia, Met Telcell, Met

             International, subject to Section 1.2, MetProductions, and

             Kluge, the "Exchanging Holders") and The Actava Group Inc.,

             a Delaware corporation ("Actava").

                       WHEREAS, pursuant to an Agreement and Plan of

             Merger, dated as of April 12, 1995 (the "Merger Agreement"),

             among Actava, Orion Pictures Corporation, a Delaware corpo-

             ration ("Orion"), MCEG Sterling Incorporated, a Delaware

             corporation ("Sterling") and Metromedia International

             Telecommunications, Inc., a Delaware corporation ("MITI"),

             each of Orion, Sterling and MITI, have agreed to merge with and into Actava (together the "Mergers"), with Actava being the surviving corporation (the "Surviving Corporation") of each of the Mergers;

                       WHEREAS, immediately following the consummation of

             the Mergers, the Exchanging Holders will exchange their

             shares of common stock, par value $1.00 per share, of the



























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                                                                        2




             Surviving Corporation ("Common Stock"), received pursuant to the Mergers, for an equivalent number of shares of Class A

             Common Stock, par value $1.00 per share, of the Surviving

             Corporation ("Class A Common Stock"), which shares of Class

             A Common Stock will be convertible at any time at the option of the holder into shares of Common Stock;

                       WHEREAS, pursuant to Section 12.3.10 of the Merger

             Agreement, it is a condition to the consummation of the

             Mergers that all MetProductions Indebtedness (as defined in the Merger Agreement) and the MII Indebtedness (as defined in the Merger Agreement) will be either refinanced, or

             repaid in full or converted into shares of Class A Common

             Stock (the "Section 12.3.10 Condition");

                       WHEREAS, if the MetProductions Indebtedness and/or

             the MII Indebtedness is to be converted into shares of Class

             A Common Stock, MetProductions or Met International, as the

             case may be, will contribute to the Surviving Corporation

             the MetProductions Indebtedness and/or the MII Indebtedness,

             as the case may be, in exchange for shares of Class A Common

             Stock in accordance with Section 1.2 hereof.

                       NOW, THEREFORE, in consideration of the premises

             and mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto agree as follows:





























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                                                                        3




                                       ARTICLE I

                                EXCHANGE OF THE SHARES
                                ----------------------

                       1.1  The Share Exchange.  On the terms and subject
                            ------------------

             to the conditions set forth herein, immediately following

             the consummation of the Mergers, (a) each Exchanging Holder shall transfer, assign and deliver to the Surviving Corpora-

             tion certificates representing such number of shares of

             Common Stock that it receives pursuant to Sections 2.2.1(i)

             and 2.2.3(i) of the Merger Agreement, as the case may be,

             together with stock powers endorsed in blank and (b) the

             Surviving Corporation shall issue, in exchange for the

             shares of Common Stock specified in clause (a) above, to

             such Exchanging Holder a certificate or certificates regis-

             tered in the name of such Exchanging Holder representing an equivalent number of shares of Class A Common Stock (such

             exchange, and the transaction described in Section 1.2

             hereof, if any, are referred to as the "Share Exchange").

                       1.2  Contribution of Indebtedness and Issuance of
                            --------------------------------------------

             Stock.  If the Section 12.3.10 Condition is to be satisfied
             -----

             by converting the MII Indebtedness and/or the MetProductions

             Indebtedness into Class A Common Stock simultaneously with the exchange described in Section 1.1(a), MetProductions or

             Met International, as the case may be, will execute all

             necessary documentation in order to contribute, assign or

             convey to the Surviving Corporation such MetProductions

             Indebtedness or MII Indebtedness, respectively and (b) in



























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                                                                        4




             exchange therefor, the Surviving Corporation shall issue

             (i) to MetProductions, a certificate or certificates

             registered in the name of MetProductions, or any permitted assignee of MetProductions, representing a number of shares of Class A Common Stock equal to the product of (A) the

             quotient of (I) the aggregate amount of such MetProductions

             Indebtedness as of the Effective Time (as defined in the

             Merger Agreement) divided by (II) 6, multiplied by (B) the

             Orion Exchange Ratio (as defined in the Merger Agreement),

             or (ii) to Met International, a certificate or certificates registered in the name of Met International, or any

             permitted assignee of Met International, representing a

             number of shares of Class A Common Stock equal to the

             product of (A) the quotient of (I) the aggregate amount of such MII Indebtedness as of the Effective Time divided by

             (II) the quotient of (a) 100,000,000 divided by (b) the

             number of shares of MITI Common Stock (as defined in the

             Merger Agreement) outstanding as of the Effective Time,

             multiplied by (B) the MITI Exchange Ratio.

                       If MetProductions or Met International does

             contribute, assign or convey to the Surviving Corporation

             the MetProductions Indebtedness or the MII Indebtedness in

             the manner described above, for purposes of this Agreement,

             such contribution, assignment or conveyance shall be con-

             sidered part of the "Share Exchange" and MetProductions will be referred to as an "Exchanging Holder."



























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                                                                        5




                       1.3  Closing of the Share Exchange.  The closing
                            -----------------------------

             of such Share Exchange (the "Share Exchange Closing") shall take place immediately following the consummation of the

             Mergers and satisfaction or waiver of the other conditions set forth in Article III hereof at the offices of Paul,

             Weiss, Rifkind, Wharton & Garrison, 1285 Avenue of the

             Americas, New York, New York 10019.


                                      ARTICLE II

                            REPRESENTATIONS AND WARRANTIES
                            ------------------------------

                       Section 2.1    Actava Representations and
                                      --------------------------

             Warranties.  Actava represents and warrants that:
             ----------

                       (a)  Organization and Good Standing.  Actava and
                            ------------------------------

             each of its material subsidiaries is a corporation duly

             organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all

             requisite corporate power and authority to own, lease and

             operate its properties and to carry on its business as now being conducted.  Actava and each of its material sub-

             sidiaries is duly qualified or licensed and in good standing to do business in each jurisdiction in which the character of the property owned, leased or operated by it or the

             nature of the business conducted by it makes such qualifica-

             tion or licensing necessary, except where the failure to be so duly qualified or licensed and in good standing would not have a material adverse effect on the business, assets,




























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                                                                        6




             condition (financial or otherwise) or the results of opera-

             tions of Actava and its material subsidiaries, taken as a

             whole.

                       (b)  Authorization; Binding Agreement.  Actava has
                            --------------------------------

             all requisite corporate power and authority to execute and deliver this Agreement and the Registration Rights Agreement

             (as defined below) and to consummate the transactions con-

             templated hereby and thereby, subject to the approval and

             adoption of this Agreement by the stockholders of Actava.

             This Agreement has been and the Registration Rights Agree-

             ment will be duly and validly executed and delivered by

             Actava, and, subject to the approval and adoption of this

             Agreement by the stockholders of Actava, this Agreement

             constitutes and the Registration Rights Agreement will

             constitute the legal, valid and binding agreement of Actava,

             enforceable against Actava in accordance with their respec-

             tive terms, except to the extent that enforceability thereof may be limited by applicable bankruptcy, insolvency, reor-

             ganization or other similar laws affecting the enforcement of creditors' rights generally and by principles of equity regarding the availability of remedies.

                       (c)  Actava is not required to obtain any consent,

             authorization or order of, or filing or registration with,

             any court or governmental agency or other party for the

             execution and delivery by Actava of this Agreement or the

             Registration Rights Agreement and the performance of this



























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                                                                        7




             Agreement or the Registration Rights Agreement and the

             transactions contemplated hereby or thereby.

                       (d)  All shares of Class A Common Stock to be

             issued hereunder to the Exchanging Holders shall be duly

             authorized, validly issued, fully paid and non-assessable

             and will not be subject to any preemptive or similar rights.

                       Section 2.2    Exchanging Holder Representations
                                      ---------------------------------

             and Warranties.  The Exchanging Holders represent and
             --------------

             warrant that:

                            (a)  Each Exchanging Holder which is a

             corporation or a partnership has the requisite corporate or partnership power and authority, as the case may be, to

             execute and deliver this Agreement and to consummate the

             transactions contemplated hereby.  This Agreement has been duly and validly executed by each of the Exchanging Holders and constitutes the legal, valid and binding obligation of each of the Exchanging Holders, enforceable against the

             Exchanging Holders in accordance with its terms, except to the extent that enforceability thereof may be limited by

             applicable bankruptcy, insolvency, reorganization,

             moratorium or other similar laws affecting the enforce-

             ability of creditors' rights generally and by general

             principles of equity regarding the availability of remedies.

                            (b)  Except for the consents listed on

             Schedule 2.2, no consent, authorization or order of, or

             filing or registration with, any court or governmental



























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                                                                        8




             agency or other party is required to be obtained by any of the Exchanging Holders for the execution and delivery by the

             Exchanging Holders of this Agreement and the performance by the Exchanging Holders of this Agreement and the transac-

             tions contemplated hereby.


                                      ARTICLE III

                               CONDITIONS TO OBLIGATIONS
                               -------------------------

                       Section 3.1    Mutual Conditions.  The obligations
                                      -----------------

             of Actava and the Exchanging Holders to effect the Share

             Exchange shall be subject to the fulfillment at or prior to the time of the Share Exchange of the following conditions,

             any one or more of which may be waived by Actava and the

             Exchanging Holders:

                            (a)  The Mergers shall have been consummated.

                            (b)  As of the Share Exchange Closing, as if

             made as of the Share Exchange Closing, each of the represen-

             tations and warranties contained in Article II of this

             Agreement shall be true and correct in all material respects

             (except for changes which are caused by compliance with the terms of this Agreement or are contemplated hereby).

                       Section 3.2    Conditions to Obligations of the
                                      --------------------------------

             Exchanging Holders.  The obligation of the Exchanging
             ------------------

             Holders to effect the Share Exchange shall be subject to the fulfillment at or prior to the time of the Share Exchange of






























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                                                                        9




             the following conditions, any one or more of which may be

             waived by the Exchanging Holders:

                            (a)  Amendment to Certificate of
                                 ---------------------------

             Incorporation.  Actava's Restated Certificate of
             -------------

             Incorporation shall have been amended (by approval of the

             Merger Agreement) to increase the number of shares of

             authorized Common Stock and to authorize the Class A Common

             Stock entitled to three votes per share on all matters voted upon by the Surviving Corporation's stockholders as provided for in the Restated Certificate of Incorporation of the

             Surviving Corporation substantially in the form of

             Schedule 3.2(a) hereto.

                            (b)  Registration Rights Agreement.  Actava
                                 -----------------------------

             shall have entered into the Registration Rights Agreement

             substantially in the form of Schedule 3.2(b) hereto (the

             "Registration Rights Agreement").

                            (c)  Opinion of Counsel.  The Exchanging
                                 ------------------

             Holders shall have received an opinion of Long, Aldridge &

             Norman, counsel to Actava, substantially in the form of

             Exhibit 3.2(c) to this Agreement.


                                      ARTICLE IV

                                  COVENANTS OF ACTAVA
                                  -------------------

                       Actava covenants that it at all times will reserve

             and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued shares of Common




























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                                                                       10




             Stock or its issued shares of Common Stock held in its

             treasury, or both, for the purpose of effecting conversion of the Class A Common Stock, the full number of shares of

             Common Stock deliverable upon the conversion of all out-

             standing shares of Class A Common Stock not theretofore

             converted.  For purposes of this Article, the number of

             shares of Common Stock that shall be deliverable upon the

             conversion of all outstanding shares of Class A Common Stock shall be computed as if at the time of computation all such outstanding shares were held by a single holder.  Actava

             covenants that any shares of Common Stock issued upon con-

             version of the Class A Common Stock shall be validly issued,

             fully paid and non-assessable.

                       Actava shall use its best efforts to list the

             shares of Common Stock required to be delivered upon the

             conversion of the Class A Common Stock, prior to such

             delivery, upon each national securities exchange, if any,

             upon which the outstanding Common Stock is listed at the

             time of such delivery or to be quoted, prior to such

             delivery, on the National Association of Securities Dealers,

             Inc.'s Automated Quotation System ("NASDAQ"), if the shares of Common Stock are quoted at such time on NASDAQ.

                       Prior to the delivery of any securities that

             Actava shall be obligated to deliver upon conversion of the

             Class A Common Stock, Actava shall use its best efforts to comply with all federal and state laws and regulations



























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                                                                       11




             thereunder requiring the registration of such securities

             with, or an approval of or consent to the delivery of by,

             any governmental authority.


                                       ARTICLE V

                                      TERMINATION
                                      -----------

                       This Agreement shall automatically terminate and

             be of no further force or effect in the event of the

             termination of the Merger Agreement pursuant to Article 14 thereof.


                                      ARTICLE VI

                                     MISCELLANEOUS
                                     -------------

                       Section 6.1    Assignment.  The Exchanging Holders
                                      ----------

             may assign all or part of their rights hereunder to one or more of their Affiliates (as such term is defined pursuant to Rule 12b-2 of the Securities Exchange Act of 1934, as

             amended).

                       Section 6.2    Amendments.  Subject to applicable
                                      ----------

             law, this Agreement may be amended, modified or supplemented only by a written instrument among Actava and each of the

             Exchanging Holders, at any time prior to the Share Exchange

             Closing with respect to any of the terms contained herein.

                       Section 6.3    Counterparts.  This Agreement may
                                      ------------

             be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.



























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                                                                       12




                       Section 6.4    Headings.  The parties to this
                                      --------

             Agreement agree that the Article and Section headings have been prepared for convenience only and are not part of this

             Agreement and shall not be taken as an interpretation of any provision of this Agreement.

                       Section 6.5    Notices.  All demands, notices and
                                      -------

             communications hereunder shall be in writing and shall be

             delivered or mailed by registered or certified United States mail, postage prepaid or telecopied or facsimile transmis-

             sion and confirmed by first-class mail, and addressed in

             each case as follows:

                       (a)  If to Actava:

                                 The Actava Group Inc.
                                 4900 Georgia-Pacific Center
                                 Atlanta, GA 30303
                                 Attention:  General Counsel
                                 Telecopy:  (404) 525-3010

                       (b)  If to the Exchanging Holders

                                 c/o Metromedia Company
                                 One Metromedia Plaza
                                 East Rutherford, New Jersey  07073
                                 Attention:  General Counsel
                                 Telecopy:  (201) 531-2803

             Any of the foregoing persons may change its address or

             telecopier number for notices hereunder by giving notice of such change to the other persons.  All notices and demands shall be deemed to have been given either at the time of the delivery thereof to any officer of the person entitled to

             receive such notices and demands at the address or tele-

             copier number of such person for notices hereunder, or on



























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                                                                       13




             the third day after the mailing thereof to such address, as the case may be.

                       Section 6.6    Remedies.  Each Exchanging Holder,
                                      --------

             in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement.

             Actava agrees that monetary damages would not be adequate

             compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance

             that a remedy at law would be adequate.

                       Section 6.7    Governing Law.  THIS AGREEMENT
                                      -------------

             SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE

             LAWS OF THE STATE OF DELAWARE WITHOUT GIVING EFFECT TO

             CHOICE-OF-LAW PRINCIPLES.

















































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                       IN WITNESS WHEREOF, the parties hereto have caused

             this Agreement to be duly executed and delivered as of the day and year first written above.


                                      METROMEDIA COMPANY


                                      By: /s/ Stuart Subotnick
                                         -------------------------
                                         Name:  Stuart Subotnick
                                         Title: Executive Vice President

                                      MET TELCELL, INC.


                                      By: /s/ Stuart Subotnick
                                         -------------------------
                                         Name:  Stuart Subotnick
                                         Title: Executive Vice President

                                      MET INTERNATIONAL, INC.


                                      By: /s/ Stuart Subotnick
                                         -------------------------
                                         Name:  Stuart Subotnick
                                         Title: Executive Vice President

                                      /s/ John W. Kluge
                                      ____________________________
                                      John W. Kluge

                                      /s/ Anita H. Subotnick  Stuart Subotnick
                                      ________________________________________
                                      Anita H. Subotnick
                                      and Stuart Subotnick,
                                      as joint tenants

                                      THE ACTAVA GROUP INC.


                                      By: /s/ John D. Phillips
                                         --------------------------
                                         Name:  John D. Phillips
                                         Title: President and CEO

                                      METPRODUCTIONS, INC.


                                      By: /s/ Robert A. Maresca
                                         --------------------------
                                         Name:  Robert A. Maresca
                                         Title: Senior Vice President

                                                           Exhibit 3.2(c)

                             Opinion of Counsel to Actava



             Opinion of Long, Aldridge & Norman, Counsel to Actava, shall cover the following matters, subject to customary exceptions and limitations:


                       1. Actava is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware.

                       2. Actava has all necessary corporate power and authority to execute, deliver and perform its obligations under the Share Exchange Agreement and the Registration Rights Agreement (collectively, the "Agreements") and the Merger Agreement, and the execution, delivery and performance (including consummation of each of the Mergers) by Actava of the Agreements and the Merger Agreement have been duly authorized by all necessary action on the part of the Board of Directors and stockholders of Actava. Each of the Agreements and the Merger Agreement has been duly executed and delivered by Actava and constitutes the legal, valid and binding obligation of Actava, enforceable against Actava in accordance with its terms.

                       3. The execution, delivery and performance by Actava of the Agreements do not violate or result in a breach of or default under (i) any provision of the certificate of incorporation or by-laws of Actava, or any law or regulation of the State of Georgia or the United States or any provision of the General Corporation Law of the State of Delaware, (ii) any order, writ, injunction or decree of which we have knowledge (without independent investigation) of any court or governmental authority binding upon Actava or to which Actava is subject, or
             (iii) to our knowledge, any provision of any credit agreement, indenture or similar agreement to which Actava is a party or to which Actava is bound.

                       4. Upon the filing of the Certificate of Merger with the Secretary of State of the State of Delaware in accordance with Section 1.2 of the Merger Agreement, each of the Mergers will be effective in accordance with the terms of the Certificate of Merger.

                       5. The shares of the Class A Common Stock and the shares of Common Stock when issued by Actava pursuant to the terms of the Share Exchange Agreement will constitute validly issued, fully paid and non-assessable shares of stock of Actava.